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February 1, 2001

Scanvec Amiable Incorporated
International Plaza Two
Suite 625
Philadelphia, PA 19113-1518

      Adobe Systems Incorporated hereby extends the term of the Configurable PostScript Interpreter OEM License Agreement between Scanvec Amiable Incorporated (formerly known as Amiable Technologies Incorporated) and Adobe, effective February 7, 1997 (the "Agreement") from its current expiration date of February 7, 2001 to February 7, 2002.

      All other terms and conditions of the Agreement shall remain in full force and effect.

      Please have the two enclosed originals of this letter signed to acknowledge Scanvec Amiable Incorporated's agreement with the above and return two fully executed originals to Adobe for signature.

                                          AGREED AND ACKNOWLEDGED
ADOBE SYSTEMS INCORPORATED                    SCANVEC AMIABLE INC.

                                          (formerly known as Amiable
                                          Technologies Incorporated)


By: /s/ Graham Freeman                    By: /s/ Gerald J. Kochanski
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Print                                     Print
Name: G Freeman                           Name: Gerald J. Kochanski
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Title: Sr VP, WWS                         Title: CFO + Vice President
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Date: 2/21/01                             Date: February 6, 2001
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